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(MULTICURRENCY-CROSS BORDER)

                                 [ISDA(R) LOGO]

                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                           dated as of 25 AUGUST 2000

CREDIT SUISSE FIRST BOSTON INTERNATIONAL and BANKER TRUST COMPANY ACTING AS
                                             TRUSTEE FOR THE FLEET CREDIT CARD
                                             MASTER TRUST II

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a)  GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

         Copyright(C) 1992 by International Swap Dealers Association, Inc.
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(b)  Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  Netting. If on any date amounts would otherwise by payable:--

     (i)  in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)  Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

          (1)  promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                (B)  the failure of a representation made by Y pursuant to
                Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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     (ii) Liability. If:--

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(c) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)  Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).



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(b)  ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of
Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii)  any other documents specified in the Schedule or any Confirmation;
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) CREDIT SUPPORT DEFAULT.

           (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

           (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

           (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however


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described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

     (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
     (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

     (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

     (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event


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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:--

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6.       EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto,
(8).

(b)      RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

         (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

         (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under
         Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(l) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv) RIGHT TO TERMINATE. If:--

              (1) a transfer under Section 6(b)(ii) or an agreement under
              Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

              (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then


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
       continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)    EFFECT OF DESIGNATION.

       (i) If notice designating an Early Termination Date is given under
       Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

       (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)    CALCULATIONS.

       (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

       (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

       (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

       Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

       (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:--

       (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

       (2)  Two Affected Parties. If there are two Affected Parties:--

            (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

            (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

       If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.    TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  COUNTERPARTS AND CONFIRMATIONS.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii)  if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgement) and (v) execution or enforcement of any judgement to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)  in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if
Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(ii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

   CREDIT SUISSE FIRST BOSTON          BANKERS TRUST COMPANY ACTING AS TRUSTEE
          INTERNATIONAL               FOR THE FLEET CREDIT CARD MASTER TRUST II
---------------------------------     -----------------------------------------
         (Name of Party)                          (Name of Party)


By: /s/ Michael Pringle               By: /s/ Peter Becker
    -----------------------------         -------------------------------------
    Name:  Michael Pringle                Name:  Peter Becker
    Title: Attorney-In-Fact               Title: Assistant Vice President
    Date:  24 August 2000                 Date:  24 August 2000


By: /s/ Edmond Curtin
    -----------------------------
    Name:  Edmond Curtin
    Title: Director - Legal and
           Compliance Department
    Date:  24 August 2000

                                                                    Exhibit 10.1

                                                                  EXECUTION COPY


                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                           dated as of August 25, 2000
                                     between
              Credit Suisse First Boston International ("Party A"),

                                       and

                      BANKERS TRUST COMPANY (the "Trustee")
                              acting as trustee for

The FLEET CREDIT CARD MASTER TRUST II ("Party B"), a trust formed pursuant to a pooling and servicing agreement dated as of December 1, 1993 and amended and restated on May 23, 1994 (as further amended and supplemented from time to time, the "Pooling and Servicing Agreement"), as supplemented by the Series 2000-C Supplement dated as of August 25, 2000 each between Fleet Bank (RI), National Association, as Seller and Servicer, and the Trustee (the Pooling and Servicing Agreement, as so supplemented, the "Trust Agreement").

Part 1.  TERMINATION PROVISIONS

In this Agreement:

(a)      "SPECIFIED ENTITY" shall not apply for purposes of this Agreement.

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii), the "Misrepresentation" provisions of Section 5(a)(iv), the "Default under Specified Transaction" provisions of Section 5(a)(v), the "Cross Default" provisions of Section 5(a)(vi), the "Merger Without Assumption" provisions of Section 5(a)(viii), the "Tax Event" provisions of Section 5(b)(ii), "Tax Event Upon Merger" provisions of
         Section 5(b)(iii), and the "Credit Event Upon Merger" provisions of
         Section 5(b)(iv) will not apply to Party A and will not apply to Party
         B. Solely with respect to payments required to be made by Party A relating to the Rapid Accumulation Period, the word "third" in the final line of Section 5(a)(i) shall be replaced with "12:00 noon New York City time of the first".

(d) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

(e) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement, Market Quotation and the Second Method will apply; provided, however, that in the case of an Event of Default with respect to Party A as the Defaulting Party or a Termination Event with respect to Party A as the Affected Party, the related Settlement Amount, if negative, will be deemed to be zero if the Market Quotation cannot be determined.

(f) MARKET QUOTATION. Notwithstanding anything to the contrary in the definition of Market Quotation in Section 14, in the case of an Event of Default with respect to Party A as the Defaulting Party or a Termination Event with respect to Party A as the Affected Party, the Market Quotation, if negative, will be deemed to be the negative quotation, if any, with the highest absolute value received from any Reference Market-maker, even if only one quotation is provided, with which Party B is able, using its best efforts, to enter into a Replacement Transaction even if Party B reasonably believes such Market Quotation would not produce a commercially reasonable result.

(g) "REFERENCE MARKET-MAKER" will not have the meaning specified in Section 14, but will instead mean the following:

                  "Reference Market-maker" means five leading dealers in the relevant market selected by the party determining the Market Quotation in good faith (a) from among dealers which are rated not lower than investment grade by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. ("S&P") and Moody's Investor Services, Inc. ("Moody's") which satisfy the criteria that such party applies generally at that time in deciding whether to offer or make an extension of credit and (b) to the extent practicable, from among dealers having an office in the same city.

(h)      "TERMINATION CURRENCY" means United States Dollars ("USD").

Part 2.  TAX REPRESENTATIONS.

(a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Sections 2(e), 6(d)(ii) and 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) and 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the following representations:

         (i)      The following representation will apply to Party B:

                  For United States federal income tax purposes it is a "United States Person" as defined in Section 7701 (a)(30) of the Internal Revenue Code.

         (ii)     The following representation will apply to Party A:

                  For the purpose of Section 3(f) of this Agreement, Party A represents that it is fully eligible for the benefits of the "Business Profits" or "Industrial or Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement that it is not effectively connected with its conduct of a trade or business in the Specified Jurisdiction and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction.

                  Party A further represents that each payment received or to be received by Party A in connection with this Agreement that is not eligible for the benefits of the Specified Treaty will be effectively connected with its conduct of a trade or business in the Specified Jurisdiction.

                  Specified Treaty means the Convention Between the United States of America and the Government of the United Kingdom of Great Britain and Northern Ireland for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital Gain.

                  Specified Jurisdiction means the United States of America.

Part 3.  AGREEMENT TO DELIVER DOCUMENTS.

         For the purpose of Sections 3(d), 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

         (a)      Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO                                                 DATE BY WHICH                            COVERED BY SECTION
DELIVER DOCUMENT        FORM/DOCUMENT/CERTIFICATE                 TO BE DELIVERED                          3(d) REPRESENTATION
----------------        -------------------------                 ---------------                          -------------------
Party B                 Any form or document that may be          Promptly upon                            Yes
                        reasonably requested, and that            reasonable demand by
                        Party B is eligible to provide, in        the other party.
                        order to allow the requesting party
                        to make a payment without (or with
                        reduced) withholding Tax.

Party A                 An accurate and complete signed           Within 30 days of                        Yes
                        copy of each of Internal Revenue          the execution and
                        Service Form W-8 BEN Claiming             delivery of this
                        Treaty Benefits and all other             Agreement, but in no
                        related forms (including any              event later than the
                        certificate with respect thereto)         date of the first
                        as Party B may reasonably request,        payment made by
                        and two accurate and completed            Party B to Party A
                        signed copies of Internal Revenue         in connection with
                        Service Form W-8 ECI, and all other       the Agreement and
                        related forms (including any              additionally, prior
                        certificate with respect thereto)         to the date on which
                        as Party B may reasonably request.        the first payment is
                                                                  to be made by Party
                                                                  B, with respect to
                                                                  each succeeding
                                                                  calendar year; and
                                                                  within the earlier
                                                                  of (i) 30 days of
                                                                  a change in
                                                                  circumstances that
                                                                  renders the forms
                                                                  previously
                                                                  delivered to Party
                                                                  B inaccurate or
                                                                  incomplete in any
                                                                  material respect
                                                                  or (ii) the first
                                                                  Party B Floating
                                                                  Amount Payment
                                                                  Date which falls
                                                                  after a change in
                                                                  circumstances that
                                                                  renders the forms
                                                                  previously
                                                                  delivered to Party
                                                                  B inaccurate or
                                                                  incomplete in any
                                                                  material respect.

         (b)      Other documents to be delivered are:

PARTY REQUIRED TO                                             DATE BY WHICH TO BE                    COVERED BY
DELIVER DOCUMENT         FORM/DOCUMENT/CERTIFICATE            DELIVERED                              SECTION 3(d)
----------------         -------------------------            ---------                              ------------
Party A                  Opinions of internal                 Upon execution of                      No
                         counsel for Party A                  this Agreement
                         substantially in the
                         form of Exhibit A and
                         B to this Schedule

Party A                  An Authority                         Upon execution of                      Yes
                         Signatory Booklet of                 this Agreement
                         Party A with respect
                         to the signatory of
                         this Agreement


Party B                  An opinion of counsel                Upon execution of                      No
                         for Party B                          this Agreement
                         substantially in the
                         form of Exhibit C to
                         this Schedule


Party B                  An Authority                         Upon execution of                      Yes
                         Signatory Booklet of                 this Agreement
                         Party B with respect
                         to the signatory of
                         this Agreement


Party B                  Documentary evidence                 Upon execution of                      Yes
                         of authority of                      this Agreement
                         Bankers Trust
                         Company, as Trustee,
                         to act on behalf of
                         Party B

Part 4.  MISCELLANEOUS.

(a)      ADDRESSES FOR NOTICES.  For the purpose of Section 12(a):

         (1) Address for notices or communications to Party A (other than by facsimile):

         Address: Credit Suisse First Boston International
                  One Cabot Square
                  London E14 4QJ
                  England
                  Attention:     (1) Head of Credit Risk Management;
                                 (2) Managing Director - Operations Department;
                                 (3) Managing Director - Legal Department
                  Telex No.:  264521
                  Answerback:  CSFBI G

                  (For all purposes.)

         (2) For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):

                  Facsimile No.:   020 7888 2686
                  Attention:       Managing Director - Legal Department
                  Telephone number for oral confirmation of receipt of facsimile in legible form: 020 7888 2028
                  Designated responsible employee for the purposes of Section 12(a)(iii): Senior Legal Secretary

         Address for notices or communications to Party B:

                           Bankers Trust Company
                           Corporate Trust and Agency Group
                           4 Albany Street, 10th Floor
                           New York,  New York  10015
                           Attention:  Structured Finance Team
                           Telephone No.:  (212) 250-2500
                           Facsimile No.:  (212) 250-6439

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:    Credit Suisse First Boston
                                                   Corporation,
                                                   Eleven Madison Avenue,
                                                   New York, NY 10010
                                                   (Attention:  General Counsel,
                                                   Legal and Compliance
                                                   Department).

         Party B appoints as its Process Agent:    Not applicable.

(c)      OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement.

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is the Trustee, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)      CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:

         In the case of Party A: Not applicable.

         In the case of Party B: Not applicable.

(g)      CREDIT SUPPORT PROVIDER.

         In relation to Party A: Not applicable

         In relation to Party B: Not applicable

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine but without prejudice to the provisions of
         Section 5-1401 of the General Obligations Law of the State of New
         York).

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to any of the Transactions, except that it will not apply to payments by each Party to the other if Party B so notifies Party A ten (10) days in advance of the date such Payments are due.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement, except that with respect to Party B there shall be deemed to be no Affiliates.

Part 5.  OTHER PROVISIONS.

(a) CONFIRMATION. Each Confirmation supplements, forms part of, and will be read and construed as one with, this Agreement. A form of Confirmation is set forth as Exhibit D hereto.

(b) WAIVER OF TRIAL BY JURY. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter this Agreement by, among other things, the mutual waivers and certifications in this Section.

(c) NON-PETITION. Party A hereby agrees that it will not bring any action (whether in bankruptcy or otherwise) against Party B in any court prior to the date which is one year and one day after all Investor Certificates (as such term is defined in the Pooling and Servicing Agreement), including all collateral interests and class C interests, of Party B have been paid in full.

(d) ASSIGNMENT. In the event the long-term, senior unsecured debt rating of Party A as provided for by S&P or Moody's is reduced to below BBB- or Baa3, respectively, or such ratings are withdrawn by either S&P or Moody's, Party A shall assign and delegate its rights and obligations under this Agreement to a replacement counterparty, at Party A's own cost, at the written direction of Party B.

(e) PROVISION FOR PAYMENTS FROM PARTY B. Notwithstanding anything contained in this Agreement to the contrary, any amount required to be paid by Party B pursuant to this Agreement will be payable only to the extent provided in subsections 4.5(a)(ii) and 4.15(e) of the Trust Agreement (as each such term is defined in the Confirmation). Except as expressly provided in Part 5 (j) below, the Trustee shall not incur any liability in connection with this Agreement, and Party A shall not bring any claim whatsoever against the Trustee in its individual capacity or against the assets of the Trustee (other than the assets of the Trust).

(f) DEFINITION OF TRUSTEE. For purposes of this Agreement the term "Trustee" shall mean Bankers Trust Company as trustee for Party B.

(g) RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into this Agreement that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):

         (i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Agreement and each Transaction and as to whether this

         Agreement and each Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Agreement or Transaction; it being understood that information and explanations related to the terms and conditions of this Agreement and each Transaction shall not be considered investment advice or a recommendation to enter into this Agreement or Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Agreement or Transaction.

         (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction. It is also capable of assuming, and assumes, the risks of this Agreement and each Transaction.

         (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or as adviser to it in respect of this Agreement or Transaction.

(h) ADDITIONAL REPRESENTATIONS. Each of Party A and Party B represents that it is an "eligible swap participant" as defined in Commodities Futures Trading Commission Rule 35.1(b)(2) (17 C.F.R. 35(b)(2)).

(i)      NEGATIVE INTEREST RATES.  Party A and Party B agree that:

         if, with respect to a Calculation Period for a Transaction, a party ("X") is obligated to pay a Floating Amount that is a negative number (either by reason of a negative Floating Rate or the subtraction of a Spread from the Floating Rate), the Floating Amount with respect to X for that Calculation Period will be deemed to be zero, and the other party ("Y") will pay to X the absolute value of the negative Floating Amount, in addition to any amounts otherwise owed by Y to X, on the Payment Date such Floating Amount would have been payable if it had been a positive number. Any amounts paid by Y to X pursuant to this provision will be paid to such account as X may designate (unless Y gives timely notice of a reasonable objection to such designation) in the currency in which that Floating Amount would have been paid if it had been a positive number (and without regard to the currency in which Y is otherwise obligated to make payments).

(j) LIMITED RECOURSE. It is expressly understood and agreed by the parties hereto that (i) this Agreement and each Transaction entered into pursuant to this Agreement is entered into by Bankers Trust Company, not individually or personally but solely as Trustee of the Fleet Credit Card Master Trust II (the "Trust") in the exercise of the powers and authority conferred and vested in it, (ii) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by the Trustee but are made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the Trustee on the part of the Trust, individually or personally, to perform any covenant of Party B either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Persons claiming by, through or under such parties; provided, however, that the Trustee shall be liable in its individual capacity for its own willful misconduct or gross negligence and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

(k) SCOPE OF AGREEMENT. Any Specified Transaction (whether now existing or hereafter entered into) between the parties, the confirmation of which fails by its terms expressly to exclude application of this Agreement, shall be governed by and be subject to this Agreement. Any such confirmation shall be a "Confirmation", and any such Specified Transaction shall be a "Transaction", for all purposes of this Agreement.

(l) DEFINITIONS. Unless otherwise specified in a Confirmation, this Agreement and each Transaction between the parties are subject to the 1991 ISDA Definitions as amended by the 1998 Supplement thereto as published by the International Swaps and Derivatives Association, Inc. (the "1991 Definitions"), and will be governed in all relevant respects by the provisions set forth in the 1991 Definitions, without regard to any amendment to the 1991 Definitions subsequent to the date hereof. The provisions of the 1991 Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the 1991 Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement.

(m) CHANGE OF ACCOUNT. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

         "to another account in the same legal and tax jurisdiction as the original account"

(n) ADDITIONAL REPRESENTATIONS. Section 3 of the Agreement is hereby amended with the addition of the following representation:

         "(g) Party B represents and warrants to Party A, that this Agreement and the Transaction dated August 25, 2000 is the Interest Rate Swap and that Party A is the Swap Counterparty as such terms are defined in the Trust Agreement."

         The parties executing this Schedule have executed the Master Agreement and have agreed as to the contents of this Schedule.

                              CREDIT SUISSE FIRST BOSTON INTERNATIONAL

                              By:   /s/  Michael Pringle
                                 -----------------------
                              Name:  Michael Pringle
                              Title:    Attorney-In-Fact

                              By:   /s/  Edmond Curtin
                                 ---------------------
                              Name:  Edmond Curtin
                              Title: Director - Legal and Compliance Department

                              FLEET CREDIT CARD MASTER TRUST II
                              BANKERS TRUST COMPANY, solely in its
                              capacity as trustee and not in its
                              individual capacity

                              By:   /s/  Peter Becker
                                 --------------------
                              Name:  Peter Becker
                              Title:   Assistant Vice President

                              EXHIBIT A TO SCHEDULE

                [FORM OF OPINION OF FOREIGN COUNSEL FOR PARTY A]

                                                                  25 August 2000

To:      Bankers Trust Company,
         acting as trustee for
         The Fleet Credit Card Master Trust II
         4 Albany Street, 10th Floor
         New York, NY 10015

Dear Sirs,

This Opinion is furnished to you pursuant to Part 3 of the Schedule to the ISDA Master Agreement, dated as of 25 August 2000 (the "Master Agreement") by and between Credit Suisse First Boston International ("CSFBi") and Bankers Trust Company, acting as trustee for The Fleet Credit Card Master Trust II (the "Company") and a confirmation dated 25 August 2000 (the "Specified Confirmation") between the Company and CSFBi, which supplements and forms part of the Master Agreement (the Master Agreement and the Specified Confirmation together the "Agreement"). I am delivering this Opinion, not in an individual capacity, but solely as an employee of CSFBi working, at present, as internal legal counsel in its Legal and Compliance Department.

In giving this Opinion I have examined executed copies of the Agreement and of such documents, corporate records, certificates of public officials and other instruments certified or otherwise identified to my satisfaction and I have relied on information obtained from public records, officers of CSFBi and such other sources as I have deemed necessary or appropriate for the purposes of this Opinion.

In giving this Opinion, I have assumed:

(a)      that the Agreement is within the capacity and power of the Company;

(b) that the Agreement will be duly authorised, executed and delivered by the Company;

(c) the genuineness of all signatures (other than the signature of CSFBi under the Agreement), the authenticity of all agreements, certificates, instruments, and documents examined by me and the conformity to the originals of all agreements, certificates, instruments and documents submitted to me as originals;

(d)      that all documents examined by me remain complete and up to date;

(e) that insofar as any obligation falls to be performed in any jurisdiction outside England, its performance will not be illegal or ineffective by virtue of the laws of that jurisdiction;

(f) that words and expressions used in the Agreement would have the sam meaning and effect therein as if the Agreement were governed by English law; and

(g) that the Agreement is legal, valid and binding under the law that governs it.

Upon the basis of the foregoing and subject to the qualifications set out below, I am of the opinion that at the date hereof so far as the present laws of England are concerned:

1. CSFBi is a company incorporated in England and Wales with unlimited liability. It is currently a bank listed as an Authorised Institution under the Banking Act 1987;

2. save for obtaining the necessary authorisations under the provisions of the Financial Services Act, which authorisations have been obtained by CSFBi, CSFBi is not required to obtain any authorisation, consent, approval, exemption or licence from any governmental authority of England as a condition to the execution and delivery of the Agreement;

3. CSFBi has the requisite corporate power and authority to enter into the Agreement and to perform its obligations thereunder, and the Agreement has been duly authorised and duly executed and delivered by CSFBi and constitutes valid, binding and enforceable obligations of CSFBi; and

4. the obligations of CSFBi under the Agreement rank at least pari passu in priority of payment with all other unsecured unsubordinated obligations of CSFBi, excepting only those obligations preferred by operation of law.

The Opinion set forth above is subject to the following qualifications:-

(i) This Opinion is confined solely to the laws of England as in force at the date of this Opinion and I have made no investigation and no opinion is expressed or implied as to the laws of any other jurisdiction. I have assumed that no foreign law qualifies or affects my Opinion as set out above. This Opinion shall, itself, be construed and interpreted in accordance with the laws of England and Wales.

(ii) As used in this Opinion, the term "enforceable" means that each obligation or document is of a type and form enforced by the English courts. The term does not address the extent to which a judgment obtained in a court outside England will be enforceable in England. Certain rights and obligations may be qualified by the nature of the remedies available in the English courts, the acceptance by such courts of jurisdiction, the power of such courts to stay proceedings, the provisions of the Limitation Act 1980, doctrines of good faith and fair conduct and laws based on those doctrines and other principles of law and equity of general application.

(iii) This Opinion is subject to all insolvency and other laws affecting the rights of creditors generally.

(iv) Section 2(e) of the Master Agreement provides for interest to be paid on overdue amounts. Such interest may amount to a penalty under English law and may therefore not be recoverable. Under English law a contractual provision conferring or imposing a remedy or an obligation consequent upon default, particularly if it involves enforcing an additional pecuniary remedy (such as default or overdue interest) referrable to such default, might be held by an English court to be irrecoverable on the grounds that it is a penalty and thus void. The provision for liquidated damages will only be enforceable if the calculation is a genuine pre-estimate of the loss which will be suffered as a result of the relevant default, though the fact that any such provision was held to be void would not of itself prejudice the legality or validity of any other provision of the Agreement and if in the opinion of the court a provision for liquidated damages does not represent a genuine pre-estimate of loss and is therefore an unenforceable penalty, the court will apply the normal rules in relation to the calculation of damages.

(v) I express no opinion as to the availability of any specific remedy other than monetary damages for the enforcement of any obligation of CSFBi and this Opinion should not be taken to imply that an English court will necessarily grant any remedy, the availability of which is subject to equitable considerations or which is otherwise in the discretion of the court and, in particular, orders for specific performance and injunctions, which are discretionary remedies under English law, will not be available where damages are considered by the court to be an adequate alternative remedy.

(vi) An English court may stay proceedings brought in an English court if concurrent proceedings are being brought elsewhere.

(vii)    Any term of the Agreement may be amended orally by the parties despite
         Section 9(b) of the Master Agreement.

(viii) The provisions of Section 11 of the Master Agreement which include an indemnity for the costs of litigation are subject to the discretion of the court to decide whether and to what extent a party to litigation should be awarded the costs incurred by it in connection with the litigation.

(ix) Whilst in the event of any proceedings being brought in an English court in respect of a monetary obligation expressed to be payable in a currency other than pounds sterling of the United Kingdom, the court would have power to give judgment expressed as an order to pay such currency, it may decline to do so in its discretion, and an English court might not enforce the benefit of currency conversion clauses and may require that all claims or debts be converted into pounds sterling at an exchange rate determined by the court as at date relating to such proceeding, such as the date of commencement of winding-up.

This Opinion is given to you, the Company, solely for your benefit and may not be relied upon by any other person for any purposes other than the entry into and performance of the Agreement. You are requested not to give copies to others without my prior written permission except that copies may be released to your legal advisers and auditors for the purposes of information only on the strict understanding that I assume no responsibility whatsoever to them as a result or otherwise. In addition, a copy of this Opinion may be given to Moody's Investors Service Inc., Fitch, Inc. and Standard & Poor's Ratings Services for the purposes of information only, since I understand that they wish to know that an opinion has been given and to be made aware of its terms. However, I accept no responsibility to these rating agencies in respect of the contents of this Opinion.

Yours faithfully

CREDIT SUISSE FIRST BOSTON INTERNATIONAL




EDMOND CURTIN, solicitor
DIRECTOR - LEGAL & COMPLIANCE DEPARTMENT

                              EXHIBIT B TO SCHEDULE

                  [FORM OF OPINION OF U.S. COUNSEL FOR PARTY B]

                                 August 25, 2000

Bankers Trust Company,
acting as trustee for
The Fleet Credit Card Master Trust II
4 Albany Street, 10th Floor
New York, NY 10015

Dear Sirs:

         I am a Vice President of Credit Suisse First Boston Corporation, an affiliate of Credit Suisse First Boston International ("CSFBi"). At your request, I am delivering this opinion as counsel to CSFBi in connection with the Agreement (as defined below). Unless otherwise defined, capitalized terms used herein shall have the meanings assigned to such terms in the Agreement. For purposes of delivering the opinions set forth below, I have reviewed copies of the following documents:

(i) ISDA Master Agreement dated as of August 25, 2000 (the "Master Agreement") between CSFBi and Bankers Trust Company, acting as trustee for The Fleet Credit Card Master Trust II (the "Counterparty"); and

(ii) the Confirmation dated the date hereof (the "Confirmation") between CSFBi and the Counterparty constituting a part of the Master Agreement (which together with the Master Agreement is hereinafter referred to collectively as the "Agreement").

         I have also examined originals, or copies certified or otherwise identified to my satisfaction, of such records of CSFBi, certificates of public officials, and such other documents as I have deemed necessary for purposes of this opinion.

         For purposes of delivering the opinions set forth below, I have assumed the genuineness of all signatures, the authenticity of all documents (including the Agreement) submitted to me as originals, the conformity to authentic original documents of documents submitted to me as certified, conformed or photostatted copies and the authority of the person signing and delivering all such documents. I have also assumed that the Counterparty is entering into the Agreement in order to manage economic risks arising by reason of fluctuations in market rates or prices and that the Agreement has been duly authorized, executed and delivered by CSFBi and is the legal, valid and binding obligation of CSFBi under English law. As to certain matters of fact, I have relied without additional investigation upon the documents examined or upon certificates and statements of officers of CSFBi. I have also assumed that only an interest rate swap transaction will be entered into under the Agreement.

         Based on the foregoing, and such other considerations of fact and law as I have deemed appropriate, I am of the opinion that:

1. The execution, delivery and performance of the Agreement by CSFBi do not contravene any provision of law and no authorizations of, exemptions by, or filings with, any governmental or other authority are required to be obtained or made by CSFBi in connection therewith.

2. Assuming that the Agreement has been duly authorized, executed and delivered by the Counterparty and is a legal, valid and binding obligation of the Counterparty, the Agreement will be a legal, valid and binding agreement of CSFBi, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, and other laws of general applicability relating to or affecting the enforcement of creditors' rights, and to general principles of equity, including without limitation those respecting the availability of specific performance, the enforcement of liquidated damages provisions and the ability to terminate an agreement or invoke a condition upon the occurrence of a default deemed immaterial (regardless of whether enforcement is sought in a proceeding in equity or at law).

         I do not express any opinion as to: (i) whether a money judgment granted by a court of the United States of America or of the State of New York would be rendered in a currency other than U.S. Dollars; and (ii) the enforceability of the provisions of Section 7 of the Master Agreement to the extent that a Transaction may be deemed a "general intangible" under the New York Uniform Commercial Code.

         The opinions given above are limited to matters concerning the federal laws of the United States of America and the laws of the State of New York as they exist as of the date hereof and no opinion is expressed as to the laws of any other jurisdiction. I express no opinion as to the antitrust, banking, commodities, environmental, securities, insurance (including financial guaranty insurance) or tax laws of any state or the United States of America. I expressly disclaim any duty to update the opinions contained herein.

         The undersigned is duly admitted to practice law in the State of New York and has issued this opinion as an employee of Credit Suisse First Boston Corporation acting as its internal company counsel and as counsel to CSFBi, and not in any other capacity. This opinion is solely for your benefit and may not be relied upon by any other person without my prior written consent, other than Moody's Investors Service, Inc., Fitch IBCA, Inc, and Standard & Poor's Ratings Services.

                                Very truly yours,

                                CREDIT SUISSE FIRST BOSTON CORPORATION

                                Marie-Anne Clarke
                                Vice President - Legal & Compliance Department

                              EXHIBIT C TO SCHEDULE

                    [FORM OF OPINIONS OF COUNSEL FOR TRUSTEE]

                                 August 25, 2000


Moody's Investors Service, Inc.                              Credit Suisse First Boston Corporation
99 Church Street                                                 as Representative of the Underwriters
New York, NY  10007                                          Eleven Madison Avenue
                                                             New York, NY  10010-3629

Fitch IBCA, Inc.                                             Merrill Lynch Pierce, Fenner & Smith
One State Street Plaza                                                       Incorporated,
New York, NY  10004                                              as the Initial Purchaser
                                                             World Financial Center, North Tower
                                                             New York, NY  10281-1310

Fleet Bank (RI), National Association                        Bankers Trust Company
101 Gibraltar Road                                           Corporate Trust and Agency Group
Horsham, PA  19044-2303                                      Four Albany Street
                                                             New York, NY 10006

Credit Suisse First Boston International                     Standard & Poor's Rating Services
One Cabot Square                                             55 Water Street
London E14H4QJ                                               New York, NY  10041
United Kingdom



Re: Fleet Credit Card Master Trust II Series 2000-C Class A 7.02% Asset Backed Certificates and Class B Floating Rate Asset Backed Certificates and Fleet Secured Note Trust 2000-C Floating Rate Secured Notes

Ladies and Gentlemen:

         We have acted as counsel for Bankers Trust Company, in its capacities as Master Trust Trustee and as Indenture Trustee (the "Trustee") in connection with (i) the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated on May 23, 1994, as subsequently amended and supplemented from time to time, and as assigned by Advanta National Bank ("Advanta") to Fleet Bank (RI), National Association ("Fleet (RI)") pursuant to an Assignment and Assumption Agreement, dated as of February 20, 1998, among Advanta, Fleet (RI), Fleet Credit Card LLC, and the Trustee (the "Amended and Restated

Credit Suisse First Boston International
August 25, 2000
Page 2

Pooling and Servicing Agreement") by and between Fleet (RI), as Seller and Servicer, and the Trustee, (ii) the Series 2000-C Supplement to the Amended and Restated Pooling and Servicing Agreement dated as of August 25, 2000 (the "Supplement" and together with the Amended and Restated Pooling and Servicing Agreement, the "Agreement") by and between Fleet (RI) and the Trustee, in its capacity as Master Trust Trustee, with respect to the issuance of the Fleet Credit Card Master Trust II (the "Trust"), Series 2000-C Class A 7.02% Asset Backed Certificates and Class B Floating Rate Asset Backed Certificates, (the "Certificates"), (iii) the Indenture dated as of August 25, 2000 by and between Fleet Secured Note Trust 2000-C, as Issuer, and the Trustee, in its capacity as Indenture Trustee, (the "Indenture") with respect to the issuance of the Fleet Secured Note Trust 2000-C Floating Rate Secured Notes (the "Notes") and (iv) the Interest Rate Swap Agreement dated as of August 25, 2000 (the "Swap Agreement") between Credit Suisse First Boston International and the Trustee on behalf of the Trust.

         In this connection, we have examined such certificates of public officials, such certificates of officers of the Trustee, and copies certified to our satisfaction of such corporate documents and records of the Trustee, and of such other papers, as we have deemed relevant and necessary for our opinion hereinafter set forth. We have relied upon such certificates of public officials and of officers of the Trustee with respect to the accuracy of material factual matters contained therein which were not independently established. In rendering the opinion expressed below, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies.

         Based upon the foregoing, it is our opinion that:

         1. The Trustee has been duly incorporated and is validly existing as a New York banking corporation under the laws of the State of New York and has the power and authority to enter into, and to take all action required of it under, the Agreement, the Indenture and the Swap Agreement.

         2. The Transfer and Administration Agreement has been acknowledged by the Trustee and the Agreement, the Indenture and the Swap Agreement have been duly authorized, executed and delivered by the Trustee.

         3. The Agreement and the Indenture constitute the legal, valid and binding obligations of the Trustee, enforceable against the Trustee in accordance with their respective terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar

Credit Suisse First Boston International
August 25, 2000
Page 3

occurrence affecting the Trustee, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4. The Certificates and the Notes have been duly authenticated and delivered by the Trustee.

         5. The acknowledgment of the Transfer and Administration Agreement, the execution and delivery of the Agreement, the Indenture and the Swap Agreement and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Trustee, or (B) the charter or bylaws of the Trustee.

         6. No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Agreement, the Indenture and the Swap Agreement and the acknowledgment of the Transfer and Administration Agreement or the performance by the Trustee of the terms of the Agreement, the Indenture or the Swap Agreement.

         We express no opinion as to matters governed by any law other than the law of the State of New York and the Federal law of the United States.

                                   Very truly yours,

               [Letterhead of Orrick, Herrington & Sutcliffe LLP]


                                 August 25, 2000




Credit Suisse First Boston International
One Cabot Square
London E 14  4QJ
United Kingdom


           Re: Fleet Credit Card Master Trust II (the "Trust"), Series 2000-C

Ladies and Gentlemen:

                  We have acted as special counsel for Fleet Bank (RI), National Association, a national banking association ("Fleet (RI)"), in connection with the Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 1993, as amended and restated on May 23, 1994 and as thereafter amended and supplemented (the "Pooling and Servicing Agreement"), between Fleet (RI), as Seller and Servicer, and the Bankers Trust Company, as Trustee (the "Trustee") for the Fleet Credit Card Master Trust II (the "Trust"), and the Series 2000-C Supplement dated as of August 25, 2000 (the "Series 2000-C Supplement" and together with the Pooling and Servicing Agreement, the "Agreement"), between Fleet (RI), as Seller and Servicer, and the Trustee.

                  Fleet (RI), as Seller and Servicer under the Agreement, has requested that we deliver this letter to you.

                  Fleet (RI) proposes to cause the Trust on this date to sell $529,750,000 aggregate principal amount of Class A 7.02% Asset Backed Certificates, Series 2000-C (the "Class A Certificates") and, in connection therewith, the Seller and Servicer have directed the Trustee, on behalf of the Trust, to execute and deliver to Credit Suisse First Boston International, as swap counterparty (the "Swap Counterparty") the ISDA Master Agreement dated as of August 25, 2000 (the "Master Agreement") between the Swap Counterparty and Bankers Trust Company, acting as trustee for the Trust, the Schedule to the Master Agreement dated as of August 25, 2000 (the "Schedule") and the confirmation thereto also dated August 25, 2000 (the "Confirmation"). The Master Agreement, the Schedule and the Confirmation are, in this letter, collectively, the "Swap Agreement."

Credit Suisse First Boston International
August 25, 2000
Page 2





                  For purposes of giving the opinion hereinafter set forth, we have examined executed or conformed counterparts, or copies otherwise proved to our satisfaction of the following, copies of which have been delivered to you:

                           (i) the Pooling and Servicing Agreement;

                           (ii) the Series 2000-C Supplement;

                           (iii) the Swap Agreement; and

                           (iv) such other documents as we have deemed necessary or appropriate as a basis for the opinion set forth below.

                  We have obtained or have been furnished with, and have relied upon, such certificates, advices and assurances from public officials and others as we have deemed necessary or appropriate for purposes of this opinion.

                  Based upon the foregoing, having regard to legal considerations which we deem relevant, and subject to the limitations set forth below, we are of the opinion that the Swap Agreement constitutes the legal, valid and binding obligation of the Trustee under the laws of the State of New York and the Swap Agreement is enforceable against the Trustee in accordance with its terms.

                  With your permission, we have assumed the following: (i) the due authorization, execution and delivery by all parties thereto of all documents examined by us, including the Pooling and Servicing Agreement, the Series 2000-C Supplement and the Swap Agreement, (ii) that the Trustee and the Swap Counterparty each has the power and authority to enter into and perform all of its respective obligations under the Swap Agreement, (iii) that, as to the Swap Counterparty, the Swap Agreement is a legal, valid and binding obligation, enforceable in accordance with its terms under the laws of the State of New York and (iv) that the Trustee is duly incorporated and validly existing as a New York banking corporation.

                  With your permission, we have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; and
(c) the truth, accuracy and completeness of the information, factual matters, representations and warranties contained in the records, documents, instruments and certificates we have reviewed. We have further assumed that each of the parties to each of the documents described above fully complies with all of its obligations thereunder and that there are no arrangements, understandings or agreements among the parties relating to the Swap Agreement other than those evidenced by the documents described herein.

Credit Suisse First Boston International
August 25, 2000
Page 3





                  Our opinion that any document is legal, valid, binding or enforceable in accordance with its terms is subject to: (1) limitations imposed by bankruptcy, insolvency, reorganization, receivership, conservatorship, liquidation, arrangement, fraudulent conveyance, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally and the rights and remedies of creditors of national banking associations; (2) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and (3) rights to indemnification and contribution which may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy.

                  We express no opinion as to the law of any jurisdiction other than the laws of the State of New York and the United States of America.

                  This opinion is solely for your benefit and may not be relied upon or used by, circulated, quoted, or referred to, not may copies hereof be delivered to, any other person without our prior written approval. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.

                                      Very truly yours,





                                      ORRICK, HERRINGTON & SUTCLIFFE LLP

                              EXHIBIT D TO SCHEDULE

Date:             August 25, 2000

To:               Bankers Trust Company, as
                  Trustee, on behalf of
                  Fleet Credit Card Master Trust II

                  Telephone: (212) 250-6323
                  Telecopier: (212) 250-6439

From:             CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                  One Cabot Square
                  London E 14 4QJ
                  United Kingdom

Subject:          Transaction

                  The purpose of this communication is to set forth the terms and conditions of the swap transaction entered into on the Trade Date referred to below (the "Transaction"), between BANKERS TRUST COMPANY (the "Trustee"), as trustee on behalf of the FLEET CREDIT CARD MASTER TRUST II ("Party B"), but only as relates to the Series 2000-C Class A 7.02% Certificates (the "Trust") and CREDIT SUISSE FIRST BOSTON INTERNATIONAL ("Party A"). This communication constitutes a "Confirmation" as referred to in the Swap Agreement specified below.

                  This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of August 25, 2000 between Party A and Party B (the "Master Agreement"). All provisions contained in, or incorporated by reference to, such Master Agreement shall govern this Confirmation except as expressly modified below.

                  This Confirmation and the Schedule to the Master Agreement (the "Schedule") each incorporate the definitions and provisions contained in
(i) the 1991 ISDA Definitions (as supplemented by the 1998 Supplement) (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions"), without regard to any amendment to the Definitions subsequent to the date hereof, and (ii) the Series 2000-C Supplement dated as of August 25, 2000 (the "Supplement") to the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated on May 23, 1994 between Fleet Bank (RI), National Association, as Seller and Servicer, and Bankers Trust Company, as Trustee (as amended, the "Pooling and Servicing Agreement", together with the Supplement, the "Trust Agreement"), and relating to the Trust, Series 2000-C ("Series 2000-C") and, in particular, for the purposes hereof, the Class A 7.02% Asset Backed Certificates, Series 2000-C (the "Class A Certificates"). In the event of any inconsistency between the definitions in the Supplement and any of the Definitions, the Schedule or this Confirmation, the definitions in the Supplement will govern; in the event of any inconsistency between this Confirmation and either the Schedule or the Definitions, this

Confirmation will govern; and in the event of any inconsistency between the Schedule and the Definitions, the Schedule will govern.

                  The terms of this particular Transaction to which this Confirmation relates are as follows:

         Trade Date:                           August 17, 2000

         Effective Date:                       The Closing Date for Series 2000-C

         Termination Date:                     The Class A Expected Final
                                               Distribution Date; provided,
                                               however, that in the event that
                                               the Rapid Amortization Period
                                               commences as a result of a Trust
                                               Pay Out Event, the Termination
                                               Date will be the earlier of (i)
                                               the date on which the Notional
                                               Amount is zero and (ii) the Class
                                               A Expected Final Distribution
                                               Date.

FIXED AMOUNTS:

         Fixed Rate Payer:                     Party A.

         Fixed Rate:                           7.02%

         Fixed Amount for Initial Fixed Rate
         Payer Payment Date:                   $5,165,062.50

         Fixed Amount:                         For each Fixed Rate Payer Payment
                                               Date other than the initial Fixed
                                               Rate Payer Payment Date, an
                                               amount calculated on a formula
                                               basis for that Fixed Rate Payer
                                               Payment Date as follows:

                                                         Fixed Rate
                                               Fixed  =  Notional    x  Fixed
                                               Amount    Amount         Rate
                                                         --------------------
                                                                  12

         Fixed Rate Notional Amount:           For the initial Fixed Rate Payer
                                               Payment Date, $529,750,000 (the
                                               initial outstanding principal
                                               balance of the Class A
                                               Certificates), and for each Fixed
                                               Rate Payer Payment Date
                                               thereafter the outstanding
                                               principal balance of Class A
                                               Certificates as of the Record
                                               Date immediately preceding such
                                               Fixed Rate Payer Payment Date

         Fixed Rate Payer Payment Dates:       Each Transfer Date.

         Fixed Rate Day Count Fraction:        30/360.

FLOATING AMOUNTS:

         Floating Rate Payer:                  Party B.

         Calculation Periods:                  For the initial Floating Rate
                                               Payer Payment Date, the period
                                               from and including the Effective
                                               Date through the day preceding
                                               the first Distribution Date; and
                                               for each Floating Rate Payer
                                               Payment Date thereafter, each
                                               Calculation Period will be the
                                               period from and including the
                                               previous Distribution Date
                                               through the day preceding the
                                               current Distribution Date.

         Floating Rate Payer Payment Dates:    Each Transfer Date.

         Floating Rate Option:                 USD-LIBOR-BBA; provided, however,
                                               that the last sentence of the
                                               definition of
                                               "USD-LIBOR-Reference Banks" is
                                               hereby amended to replace the
                                               penultimate use of "that Reset
                                               Date" with "the day that is two
                                               London Banking Days preceding
                                               that Reset Date."

         Reset Dates:                          Means, with respect to each
                                               Floating Rate Payer Payment Date
                                               after the initial Floating Rate
                                               Payer Payment Date, the first day
                                               of the related Calculation Period
                                               for such Floating Rate Payer
                                               Payment Date.

         Designated Maturity:                  One month.

         Floating Rate Spread:

         Floating Amount for Initial
         Floating Rate Payer Payment Date:

         Floating Rate Notional Amount:        For the initial Floating Rate
                                               Payer Payment Date, $529,750,000
                                               (the initial outstanding
                                               principal balance of the Class A
                                               Certificates), and for each
                                               Floating Rate Payer Payment Date
                                               thereafter the outstanding
                                               principal balance of the Class A
                                               Certificates as of the Record
                                               Date immediately preceding such
                                               Floating Rate Payer Payment Date.

         Floating Rate Day Count Fraction:     Actual/360.

         Compounding:                          Not Applicable.

         Calculation Agent:                    Trustee.

         Business Days:                        New York.

         Credit Support Document:              Not Applicable.

         Other Provisions:                     The Servicer shall establish and
                                               maintain in the name of the
                                               Trustee for the benefit of the
                                               Class A Certificateholders, the
                                               interest reserve account (the
                                               "Interest Reserve Account"). If
                                               at any time during the Term of
                                               the Transaction, (i) the
                                               short-term debt rating of Party A
                                               is reduced below A-1 or is
                                               withdrawn by S&P, (ii) the
                                               short-term debt rating of Party A
                                               is reduced below F1+ or is
                                               withdrawn by Fitch, (iii) the
                                               long-term, senior unsecured debt
                                               rating of Party A is reduced
                                               below A- by S&P or is withdrawn
                                               by S&P or (iv) the long-term,
                                               senior unsecured debt rating of
                                               Party A is reduced below AA- by
                                               Fitch or is withdrawn by Fitch,
                                               then Party A will, within 30 days
                                               from the date of such reduction
                                               or withdrawal, fund the Interest
                                               Reserve Account in an amount
                                               equal to one-twelfth of the
                                               product of (a) the Fixed Rate and
                                               (b) the Fixed Rate Notional
                                               Amount as of the Record Date
                                               preceding such reduction or
                                               withdrawal (the "Required
                                               Interest Reserve Amount");
                                               provided, however, that the
                                               failure of Party A to adequately
                                               fund the Interest Reserve Account
                                               within thirty days of such
                                               reduction or withdrawal shall not
                                               constitute an Event of Default
                                               pursuant to the provisions of
                                               subsection 5(a) or a Termination
                                               Event pursuant to the provisions
                                               of subsection 5(b). Party A shall
                                               treat the amount on deposit in
                                               the Interest Reserve Account as
                                               its money for tax purposes. After
                                               establishment of the Interest
                                               Reserve Account, in the event
                                               there shall occur an Early
                                               Termination Date as a result of
                                               an Event of Default with respect
                                               to Party A as the Defaulting
                                               Party or a Termination Event with
                                               respect to Party A as the
                                               Affected Party, the funds then
                                               contained in the Interest Reserve
                                               Account will be deposited into
                                               the Collection Account to the
                                               extent provided in the
                                               Supplement. Funds on deposit in
                                               the Interest Reserve Account
                                               shall be invested at the
                                               direction of Party A by the
                                               trustee in Eligible Investments.
                                               All interest and

                                               earnings (net of losses and
                                               investment expenses) on the
                                               Interest Reserve Account shall be
                                               retained in the Interest Reserve
                                               Account (to the extent that the
                                               amount on deposit in the Interest
                                               Reserve Account is less than the
                                               Required Interest Reserve Amount)
                                               and the balance, if any, shall be
                                               distributed to Party A. Upon
                                               termination of the Interest
                                               Reserve Account as provided in
                                               the Supplement after payment of
                                               all amounts owing to the Series
                                               2000-C Certificateholders that
                                               are payable from such account,
                                               the Trustee will release all
                                               amounts on deposit therein to
                                               Party A if on any Transfer Date
                                               subsequent to the increase of
                                               Party A's credit rating or
                                               ratings to the level that each of
                                               the following is true: Party A's
                                               short-term debt rating by S & P
                                               is not less than A-1 and by Fitch
                                               is not less the F1+ and Party A's
                                               long-term, senior unsecured debt
                                               rating is not less than A- by S &
                                               P, and is not less than AA- by
                                               Fitch, then, the Trustee at the
                                               direction of the Servicer, after
                                               the prior payment of all amounts
                                               owing to the Series 2000-C
                                               Certificateholders that are
                                               payable from the Interest Reserve
                                               Account, shall withdraw from the
                                               Interest Reserve Account and pay
                                               to Party A, the amount, if any,
                                               on deposit in the Interest
                                               Reserve Account.

                                               If Party B at the direction of
                                               the Servicer notifies Party A
                                               that netting of payments will not
                                               apply to any of the Transactions
                                               pursuant to Part 4(i) of the
                                               Schedule, each payment obligation
                                               of Party B under Section 2(a)(i)
                                               of the Master Agreement in
                                               respect of this Transaction shall
                                               be subject to the condition
                                               precedent that in respect of each
                                               such payment obligation each
                                               amount payable by Party A with
                                               respect to this Transaction shall
                                               be paid by Party A by 10:00 a.m.,
                                               New York City time, on the
                                               relevant Fixed Rate Payer Payment
                                               Date.

         London Banking Day:                   London, England.

         Governing Law:                        New York.

         Offices:                              Party A is not a Multibranch Party.

                                               Party B is not a Multibranch Party.

         Payment Instructions
         for Party A in USD:

         Payment Instructions
         for the Trust in USD:

         RELATIONSHIP BETWEEN THE PARTIES

         Credit Suisse First Boston International is regulated by the Securities and Futures Authority and has entered into this transaction as principal. The time at which the above Transaction was executed will be notified to Party B on request.

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Transaction by signing in the space provided below and sending a copy of the executed Confirmation to us.

It has been a pleasure working with you on this transaction and we look forward to working with you again in the future.

                                 Very truly yours,

                                 CREDIT SUISSE FIRST BOSTON
                                     INTERNATIONAL


                                 By its Agent: CSFB International Trading L.L.C.




                                 By:
                                    -----------------------------------
                                 Name:
                                 Title:




Agreed and Accepted by:

FLEET CREDIT CARD MASTER TRUST II,
BANKERS TRUST COMPANY, solely
in its capacity as trustee and not
in its individual capacity


By:
   -----------------------------------
Name:
Title:

[CREDIT SUISSE LOGO]          CREDIT SUISSE FIRST BOSTON INTERNATIONAL

                              One Cabot Square,     Telephone 0207 888 2000
                              London E14 4QJ        Facsimile 0207 888 4125/3862



Date:             August 25, 2000

To:               Bankers Trust Company, as
                  Trustee, on behalf of
                  Fleet Credit Card Master Trust II

                  Telephone:  (212) 250-6323
                  Telecopier:  (212) 250-6439

From:             CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                  One Cabot Square
                  London E 14 4QJ
                  United Kingdom

Subject:          Transaction

                  The purpose of this communication is to set forth the terms and conditions of the Transaction entered into on the Trade Date referred to below (the "Transaction"), between BANKERS TRUST COMPANY (the "Trustee"), as trustee on behalf of the FLEET CREDIT CARD MASTER TRUST II ("Party B"), but only as relates to the Series 2000-C Class A 7.02% Certificates (the "Trust") and CREDIT SUISSE FIRST BOSTON INTERNATIONAL ("Party A"). This communication constitutes a "Confirmation" as referred to in the Swap Agreement specified below.

                  This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of August 25, 2000 between Party A and Party B (the "Master Agreement"). All provisions contained in, or incorporated by reference to, such Master Agreement shall govern this Confirmation except as expressly modified below.

                  This Confirmation and the Schedule to the Master Agreement (the "Schedule") each incorporate the definitions and provisions contained in
(i) the 1991 ISDA Definitions (as supplemented by the 1998 Supplement) (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions"), without regard to any amendment to the Definitions subsequent to the date hereof, and (ii) the Series 2000-C Supplement dated as of August 25, 2000 (the "Supplement") to the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated on May 23, 1994 between Fleet Bank (RI), National Association, as Seller and Servicer, and Bankers Trust Company, as Trustee (as amended, the "Pooling and Servicing Agreement", together with the Supplement, the "Trust Agreement"), and relating to the Trust, Series 2000-C ("Series 2000-C") and, in particular, for the purposes hereof, the Class A 7.02% Asset Backed Certificates, Series 2000-C (the "Class A Certificates"). In the

[CREDIT SUISSE LOGO]



event of any inconsistency between the definitions in the Supplement and any of the Definitions, the Schedule or this Confirmation, the definitions in the Supplement will govern; in the event of any inconsistency between this Confirmation and either the Schedule or the Definitions, this Confirmation will govern; and in the event of any inconsistency between the Schedule and the Definitions, the Schedule will govern.

The terms of this particular Transaction to which this Confirmation relates are as follows:

         Trade Date:                           August 17, 2000

         Effective Date:                       The Closing Date for Series 2000-C

         Termination Date:                     The Class A Expected Final
                                               Distribution Date; provided,
                                               however, that in the event that
                                               the Rapid Amortization Period
                                               commences as a result of a Trust
                                               Pay Out Event, the Termination
                                               Date will be the earlier of (i)
                                               the date on which the Notional
                                               Amount is zero and (ii) the Class
                                               A Expected Final Distribution
                                               Date.

FIXED AMOUNTS:

         Fixed Rate Payer:                     Party A.

         Fixed Rate:                           7.02%

         Fixed Amount for Initial Fixed Rate
         Payer Payment Date:                   $5,165,062.50

         Fixed Amount:                         For each Fixed Rate Payer Payment
                                               Date other than the initial Fixed
                                               Rate Payer Payment Date, an
                                               amount calculated on a formula
                                               basis for that Fixed Rate Payer
                                               Payment Date as follows:

                                                         Fixed Rate
                                               Fixed  =  Notional    x  Fixed
                                               Amount    Amount         Rate
                                                         --------------------
                                                                  12

         Fixed Rate Notional Amount:           For the initial Fixed Rate Payer
                                               Payment Date, $529,750,000 (the
                                               initial outstanding principal
                                               balance of the Class A
                                               Certificates), and for each Fixed
                                               Rate Payer Payment Date
                                               thereafter the outstanding
                                               principal balance of Class A
                                               Certificates as of the Record
                                               Date immediately preceding such
                                               Fixed Rate Payer Payment Date

[CREDIT SUISSE LOGO]



         Fixed Rate Payer Payment Dates:       Each Transfer Date.

         Fixed Rate Day Count Fraction:        30/360.

FLOATING AMOUNTS:

         Floating Rate Payer:                  Party B.

         Calculation Periods:                  For the initial Floating Rate
                                               Payer Payment Date, the period
                                               from and including the Effective
                                               Date through the day preceding
                                               the first Distribution Date; and
                                               for each Floating Rate Payer
                                               Payment Date thereafter, each
                                               Calculation Period will be the
                                               period from and including the
                                               previous Distribution Date
                                               through the day preceding the
                                               current Distribution Date.

         Floating Rate Payer Payment Dates:    Each Transfer Date.

         Floating Rate Option:                 USD-LIBOR-BBA; provided, however,
                                               that the last sentence of the
                                               definition of
                                               "USD-LIBOR-Reference Banks" is
                                               hereby amended to replace the
                                               penultimate use of "that Reset
                                               Date" with "the day that is two
                                               London Banking Days preceding
                                               that Reset Date."

         Reset Dates:                          Means, with respect to each
                                               Floating Rate Payer Payment Date
                                               after the initial Floating Rate
                                               Payer Payment Date, the first day
                                               of the related Calculation Period
                                               for such Floating Rate Payer
                                               Payment Date.

         Designated Maturity:                  One month.

         Floating Rate Spread:

         Floating Amount for Initial
         Floating Rate Payer Payment Date:

         Floating Rate Notional Amount:        For the initial Floating Rate
                                               Payer Payment Date, $529,750,000
                                               (the initial outstanding
                                               principal balance of the Class A
                                               Certificates), and for each
                                               Floating Rate Payer Payment Date
                                               thereafter the outstanding
                                               principal balance of the Class A
                                               Certificates as of the Record
                                               Date

[CREDIT SUISSE LOGO]



                                               immediately preceding such
                                               Floating Rate Payer Payment Date.

         Floating Rate Day Count Fraction:     Actual/360.

         Compounding:                          Not Applicable.

         Calculation Agent:                    Trustee.

         Business Days:                        New York.

         Credit Support Document:              Not Applicable.

[CREDIT SUISSE LOGO]



         Other Provisions:                     The Servicer shall establish and
                                               maintain in the name of the
                                               Trustee for the benefit of the
                                               Class A Certificateholders, the
                                               interest reserve account (the
                                               "Interest Reserve Account"). If
                                               at any time during the Term of
                                               the Transaction, (i) the
                                               short-term debt rating of Party A
                                               is reduced below A-1 or is
                                               withdrawn by S&P, (ii) the
                                               short-term debt rating of Party A
                                               is reduced below F1+ or is
                                               withdrawn by Fitch, (iii) the
                                               long-term, senior unsecured debt
                                               rating of Party A is reduced
                                               below A- by S&P or is withdrawn
                                               by S&P or (iv) the long-term,
                                               senior unsecured debt rating of
                                               Party A is reduced below AA- by
                                               Fitch or is withdrawn by Fitch,
                                               then Party A will, within 30 days
                                               from the date of such reduction
                                               or withdrawal, fund the Interest
                                               Reserve Account in an amount
                                               equal to one-twelfth of the
                                               product of (a) the Fixed Rate and
                                               (b) the Fixed Rate Notional
                                               Amount as of the Record Date
                                               preceding such reduction or
                                               withdrawal (the "Required
                                               Interest Reserve Amount");
                                               provided, however, that the
                                               failure of Party A to adequately
                                               fund the Interest Reserve Account
                                               within thirty days of such
                                               reduction or withdrawal shall not
                                               constitute an Event of Default
                                               pursuant to the provisions of
                                               subsection 5(a) or a Termination
                                               Event pursuant to the provisions
                                               of subsection 5(b). Party A shall
                                               treat the amount on deposit in
                                               the Interest Reserve Account as
                                               its money for tax purposes. After
                                               establishment of the Interest
                                               Reserve Account, in the event
                                               there shall occur an Early
                                               Termination Date as a result of
                                               an Event of Default with respect
                                               to Party A as the Defaulting
                                               Party or a Termination Event with
                                               respect to Party A as the
                                               Affected Party, the funds then
                                               contained in the Interest Reserve
                                               Account will be deposited into
                                               the Collection Account to the
                                               extent provided in the
                                               Supplement. Funds on deposit in
                                               the Interest Reserve Account
                                               shall be invested at the
                                               direction of Party A by the
                                               trustee in Eligible Investments.
                                               All interest and earnings (net of
                                               losses and investment expenses)
                                               on the Interest Reserve Account
                                               shall be

[CREDIT SUISSE LOGO]



                                               retained in the Interest Reserve
                                               Account (to the extent that the
                                               amount on deposit in the Interest
                                               Reserve Account is less than the
                                               Required Interest Reserve Amount)
                                               and the balance, if any, shall be
                                               distributed to Party A. Upon
                                               termination of the Interest
                                               Reserve Account as provided in
                                               the Supplement after payment of
                                               all amounts owing to the Series
                                               2000-C Certificateholders that
                                               are payable from such account,
                                               the Trustee will release all
                                               amounts on deposit therein to
                                               Party A if on any Transfer Date
                                               subsequent to the increase of
                                               Party A's credit rating or
                                               ratings to the level that each of
                                               the following is true: Party A's
                                               short-term debt rating by S & P
                                               is not less than A-1 and by Fitch
                                               is not less the F1+ and Party A's
                                               long-term, senior unsecured debt
                                               rating is not less than A- by S &
                                               P, and is not less than AA- by
                                               Fitch, then, the Trustee at the
                                               direction of the Servicer, after
                                               the prior payment of all amounts
                                               owing to the Series 2000-C
                                               Certificateholders that are
                                               payable from the Interest Reserve
                                               Account, shall withdraw from the
                                               Interest Reserve Account and pay
                                               to Party A, the amount, if any,
                                               on deposit in the Interest
                                               Reserve Account.

                                               If Party B at the direction of
                                               the Servicer notifies Party A
                                               that netting of payments will not
                                               apply to any of the Transactions
                                               pursuant to Part 4(i) of the
                                               Schedule, each payment obligation
                                               of Party B under Section 2(a)(i)
                                               of the Master Agreement in
                                               respect of this Transaction shall
                                               be subject to the condition
                                               precedent that in respect of each
                                               such payment obligation each
                                               amount payable by Party A with
                                               respect to this Transaction shall
                                               be paid by Party A by 10:00 a.m.,
                                               New York City time, on the
                                               relevant Fixed Rate Payer Payment
                                               Date.

         London Banking Day:                   London, England.

         Governing Law:                        New York.

         Offices:                              Party A is not a Multibranch Party.

                                               Party B is not a Multibranch Party.

[CREDIT SUISSE LOGO]



         Payment Instructions
         for Party A in USD:

         Payment Instructions
         for the Trust in USD:

         RELATIONSHIP BETWEEN THE PARTIES

         Credit Suisse First Boston International is regulated by the Securities and Futures Authority and has entered into this transaction as principal. The time at which the above Transaction was executed will be notified to Party B on request.

[CREDIT SUISSE LOGO]          CREDIT SUISSE FIRST BOSTON INTERNATIONAL

                              One Cabot Square,     Telephone 0207 888 2000
                              London E14 4QJ        Facsimile 0207 888 4125/3862





Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Transaction by signing in the space provided below and sending a copy of the executed Confirmation to us.

It has been a pleasure working with you on this transaction and we look forward to working with you again in the future.

                                 Very truly yours,

                                 CREDIT SUISSE FIRST BOSTON INTERNATIONAL,
                                 By its Agent: CSFB INTERNATIONAL TRADING L.L.C.


                                 By:   /s/  Ricardo Harewood
                                    -------------------------------------
                                 Name:  Ricardo Harewood
                                 Title:    Assistant Vice President




Agreed and Accepted by:

FLEET CREDIT CARD MASTER TRUST II,
BANKERS TRUST COMPANY, solely
in its capacity as trustee and not
in its individual capacity


By: /s/ Peter Becker
   -------------------------------
Name: Peter Becker
Title: Assistant Vice President